UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period:	December 1, 2014 – May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Semiannual report 5|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Semiannual report
5 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 7, 2015

Putnam High Yield Advantage Fund

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have delivered almost twice the average annual return of equities, and have done so with nearly 40% less volatility.

2000–2014	Stocks	High-yield bonds
Average annualized return	4.24%	7.76%
Standard deviation	15.22%	9.17%

80%
60
40
20
0
-20
-40
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Sources: S&P, JPMorgan, as of 12/31/14. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Advantage Fund

High Yield Advantage Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

†Returns for the six-month period are not annualized, but cumulative.

4     High Yield Advantage Fund

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA

Paul, what was the market environment like for high-yield bonds during the six months ended May 31, 2015?

Following a volatile start, high-yield bonds rallied in January and February, fueled by oil prices settling into a trading range of $48 to $53 per barrel. The European Central Bank’s January announcement of a larger-than-expected bond-buying program drove down yields on eurozone sovereign debt, furthering the trend of low bond yields globally. Consequently, low yields, record U.S. stock prices, and investors’ increased appetite for risk helped bolster demand for high-yield bonds.

The asset class posted a slightly negative return in March amid uncertainty about the timing of potential interest-rate hikes. High yield then rallied strongly in April as mixed U.S. economic data led to expectations that the Fed might hold off a bit longer on raising rates. The market was also helped by rising oil prices, which reduced the pressure on energy companies that were at the greatest risk of defaulting when prices were lower. High-yield bonds rose modestly in May, despite heightened volatility in U.S. Treasuries, foreign-exchange markets, commodities, and stocks.

Within the fund’s benchmark, year to date for 2015, higher-quality split Ba-rated bonds were the strongest relative performers, followed closely by B-rated securities — which occupy the middle tier of high-yield credit quality — outperforming lower-quality Caa-rated bonds. From an

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/15. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

High Yield Advantage Fund     5

industry perspective, energy, retail, and gaming/lodging/ leisure were the best-performing groups. Conversely, metals/mining, cable and satellite, and transportation generated the weakest returns.

The fund outpaced its benchmark and the average return of its Lipper peer group. What factors aided relative performance?

At the sector/industry level, overweights in financials, telecommunications, and gaming/lodging/leisure, along with an underweight in metals/mining, contributed the most versus the benchmark.

In terms of individual securities, avoiding coal mine operator and index component Peabody Energy proved to be the right decision, as falling coal prices pressured the firm’s bonds. We have a negative view of the coal industry generally, due to increased regulation, competition from cheap natural gas for power production, reduced demand from China, and other factors. While Peabody is one of the larger and more diversified companies in the industry, we don’t believe its current financial structure is sufficient to enable the firm to overcome these headwinds in the near term.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6     High Yield Advantage Fund

“Economic growth appeared to be
rebounding in the second quarter, and
underlying fundamentals continue to
be supportive, in our view.”

Paul Scanlon

Largely avoiding energy exploration and production [E&P] company Sabine Pass — a subsidiary of Sabine Oil & Gas — also helped the fund’s relative performance. In 2014, Sabine completed a leveraged buyout of E&P firm Forest Oil, but the timing of the acquisition has forced Sabine to restructure its balance sheet.

An overweight position in global financial services giant Royal Bank of Scotland Group [RBS] was another contributor. An announcement by George Osborne, the United Kingdom’s Chancellor of the Exchequer, that the government was ready to sell its ownership stake in RBS back to the public, fueled speculation that the firm’s high-yield bonds could be called, or redeemed, before maturity. This announcement, along with expectations that the firm’s capital structure may soon improve, bolstered the fund’s position.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Advantage Fund     7

What factors hampered the fund’s performance versus the benchmark over the past six months?

From a sector/industry perspective, overall positioning in cable and satellite, combined with underweights in consumer products and technology, were the primary detractors.

Looking at individual holdings, our position in satellite communication provider Intelsat was the biggest detractor. The firm has faced revenue pressure that is expected to continue into 2016. With very little equity supporting the firm’s bonds, negligible free-cash-flow generation, and unsustainable leverage, investor sentiment toward Intelsat has been decidedly bearish.

We selectively invested in the oil-and-gas industry, but many smaller companies that had tapped the high-yield market to finance shale drilling projects were hit particularly hard. As a result, overweights in three E&P companies — Samson Investment Company, Paragon Offshore, and Shelf Drilling Holdings — were among the fund’s biggest detractors.

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

8     High Yield Advantage Fund

What is your outlook for the high-yield market over the coming months, and how are you positioning the fund?

Although first-quarter gross domestic product growth was disappointing, we remain positive on the U.S. economic recovery. We think the first-quarter slowdown was largely the result of weaker-than-expected consumer spending, despite lower oil and gas prices, along with harsh winter weather in many parts of the country. A labor dispute that caused months of gridlock at West Coast ports also dampened first-quarter growth. Economic growth appeared to be rebounding in the second quarter, and underlying fundamentals, such as employment, continue to be supportive, in our view.

At period-end, the high-yield default rate was 1.58%, which is very low by historical standards. Looking ahead, we believe defaults may remain low for an extended period of time, although sustained weakness in energy and metals/mining could cause defaults to rise.

We are generally cautious in our outlook for the market’s technical [supply and demand] backdrop. This caution is partly due to seasonal factors, since high-yield issuance typically declines during the summer, but also reflects the impending shift in Federal Reserve monetary policy, possibly later this year. Overall, however, we think the asset class may provide attractive returns relative to other fixed-income alternatives.

As for portfolio positioning, we are broadly diversified across market sectors, and the majority of our holdings are in mid-tier split Ba-rated or B-rated bonds. From a sector/industry perspective, as of period-end, we favored telecommunications, gaming/lodging/leisure, financials, utilities, and housing. Conversely, we maintained underweights in energy, technology, metals/mining, food/beverage, transportation, and consumer products. To compensate for marketplace liquidity constraints, as well as potentially higher interest rates, we increased the portfolio’s cash allocation and planned to keep its interest-rate sensitivity slightly below that of the benchmark.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Advantage Fund     9

IN THE NEWS

Variation in global bond yields reflects continuing extraordinary conditions. Government bond yields* around the globe vary widely, indicating that the conditions of the post–2008 recession remain a concern for some investors. High-yielding countries include Brazil (12.39%), Greece (11.28%), and Russia (10.67%), while lower-yielding countries include the United States (2.13%), Germany (0.55%), Japan (0.39%), and Switzerland (–0.01%). Inflation, one of the factors that typically influences yields, has remained low in most regions, despite fears that quantitative easing measures undertaken by central banks would stoke price pressures. In the eurozone, the environment has been deflationary, but inflation posted a 0.3% increase in May, from a 0% reading in April. Meanwhile, in the United States, for several years inflation has run persistently below the Fed’s goal of 2%. However, market yields generally appear to reflect investor concern about the safety of their capital given the outlook for relatively low global growth and concerns about geopolitical conflicts, in the case of Russia, and the potential exit from the eurozone, in the case of Greece.

*Source: Eikon. Yield data as of May 27, 2015.

10     High Yield Advantage Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	7.65%	7.50%	7.39%	7.39%	6.84%	6.84%	7.36%	7.24%	7.39%	7.84%
10 years	106.28	98.03	94.41	94.41	91.27	91.27	101.31	94.77	101.70	111.27
Annual average	7.51	7.07	6.87	6.87	6.70	6.70	7.25	6.89	7.27	7.77
5 years	49.30	43.33	43.63	41.63	43.82	43.82	47.35	42.56	47.36	51.18
Annual average	8.35	7.47	7.51	7.21	7.54	7.54	8.06	7.35	8.06	8.62
3 years	24.24	19.27	21.37	18.37	21.41	21.41	23.33	19.33	23.34	25.16
Annual average	7.50	6.05	6.67	5.78	6.68	6.68	7.24	6.07	7.24	7.77
1 year	1.91	–2.16	1.03	–3.79	1.02	0.05	1.56	–1.75	1.72	2.03
6 months	2.71	–1.39	2.24	–2.75	2.23	1.23	2.62	–0.72	2.62	2.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

High Yield Advantage Fund     11

Comparative index returns For periods ended 5/31/15

	JPMorgan Developed High Yield Index	Lipper High Yield Funds category average*
Annual average (life of fund)	—†	7.34%
10 years	125.32%	95.07
Annual average	8.46	6.88
5 years	57.99	47.78
Annual average	9.58	8.10
3 years	26.93	23.11
Annual average	8.27	7.16
1 year	1.54	0.85
6 months	2.55	2.01

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/15, there were 668, 627, 511, 425, 287, and 21 funds, respectively, in this Lipper category.

†The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	6		6	6	6		6	6
Income	$0.162		$0.141	$0.140	$0.156		$0.156	$0.168
Capital gains	—		—	—	—		—	—
Total	$0.162		$0.141	$0.140	$0.156		$0.156	$0.168
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
11/30/14	$6.11	$6.36	$5.98	$5.96	$6.10	$6.30	$6.10	$6.37
5/31/15	6.11	6.36	5.97	5.95	6.10	6.30	6.10	6.37
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate 1	5.30%	5.09%	4.82%	4.84%	5.11%	4.95%	5.11%	5.27%
Current 30-day SEC yield 2	N/A	4.56	4.00	4.00	N/A	4.35	4.50	5.00

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     High Yield Advantage Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	7.57%	7.42%	7.31%	7.31%	6.77%	6.77%	7.28%	7.16%	7.31%	7.76%
10 years	100.32	92.31	88.65	88.65	85.97	85.97	95.50	89.14	95.88	105.35
Annual average	7.19	6.76	6.55	6.55	6.40	6.40	6.93	6.58	6.95	7.46
5 years	45.35	39.54	40.25	38.25	40.17	40.17	43.71	39.04	43.71	47.31
Annual average	7.77	6.89	7.00	6.69	6.99	6.99	7.52	6.81	7.52	8.06
3 years	19.85	15.06	17.20	14.20	17.22	17.22	18.98	15.11	18.98	20.70
Annual average	6.22	4.79	5.43	4.53	5.44	5.44	5.96	4.80	5.96	6.47
1 year	–0.54	–4.52	–1.13	–5.85	–1.15	–2.10	–0.74	–3.96	–0.74	–0.33
6 months	2.54	–1.56	2.23	–2.76	2.22	1.22	2.44	–0.89	2.44	2.69

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 11/30/14	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%
Annualized expense ratio for the six-month period ended 5/31/15	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

High Yield Advantage Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.26	$9.03	$9.02	$6.52	$6.52	$3.99
Ending value (after expenses)	$1,027.10	$1,022.40	$1,022.30	$1,026.20	$1,026.20	$1,027.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.24	$9.00	$9.00	$6.49	$6.49	$3.98
Ending value (after expenses)	$1,019.75	$1,016.01	$1,016.01	$1,018.50	$1,018.50	$1,020.99

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     High Yield Advantage Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative Indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

High Yield Advantage Fund     15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     High Yield Advantage Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Advantage Fund     17

The fund’s portfolio 5/31/15 (Unaudited)

CORPORATE BONDS AND NOTES (89.5%)*	Principal amount	Value
Advertising and marketing services (0.4%)
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	$115,000	$118,738
Outfront Media Capital, LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	945,000	996,975
Outfront Media Capital, LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	1,595,000	1,674,750
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 5 5/8s, 2024	115,000	120,750
		2,911,213
Automotive (1.0%)
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	925,000	943,500
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	2,435,000	2,575,013
FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021	2,690,000	2,971,105
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	280,000	285,702
Navistar International Corp. sr. notes 8 1/4s, 2021	659,000	659,000
		7,434,320
Basic materials (9.4%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	1,815,000	1,851,300
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	295,000	314,913
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	920,000	1,117,800
ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	405,000	411,075
ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	1,030,000	1,059,283
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	1,285,000	1,358,888
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	2,195,000	2,381,575
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico)	1,145,000	1,305,300
Cemex Finance, LLC 144A company guaranty sr. notes 6s, 2024 (Mexico)	825,000	836,963
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s, 2019 (Mexico)	1,130,000	1,206,388
Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s, 2025 (Mexico)	300,000	302,700
Cemex SAB de CV 144A company guaranty sr. notes 5.7s, 2025 (Mexico)	1,050,000	1,038,450
Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	515,000	524,013
Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	1,280,000	1,299,200
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	1,530,000	1,541,475
Coveris Holdings SA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)	1,995,000	2,039,888
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	1,820,000	1,911,000
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	1,045,000	1,027,287
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	725,000	698,719
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	981,000	950,344

18     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Basic materials cont.
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)	$1,006,000	$983,365
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	785,000	848,781
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	1,240,000	1,450,800
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	1,435,000	1,492,400
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	195,000	183,788
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	2,840,000	3,031,700
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	1,445,000	1,466,675
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	1,005,000	1,007,513
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)	245,000	251,431
JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	700,000	633,500
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	1,540,000	1,647,800
Mercer International, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	1,285,000	1,384,588
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	2,174,000	1,959,318
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	2,174,000	22
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	920,000	960,250
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	800,000	804,000
Norbord, Inc. 144A company guaranty sr. notes 6 1/4s, 2023 (Canada)	1,085,000	1,104,082
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	2,010,000	2,105,475
Platform Specialty Products Corp. 144A sr. unsec. notes 6 1/2s, 2022	1,310,000	1,375,500
PQ Corp. 144A sr. notes 8 3/4s, 2018	1,660,000	1,718,100
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	385,000	395,588
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	1,910,000	1,943,425
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	1,840,000	1,850,488
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	655,000	736,875
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	420,000	436,800
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	655,000	730,325
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	720,000	745,200
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	710,000	722,425
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	505,000	508,788
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	925,000	1,149,313

High Yield Advantage Fund     19

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	$270,000	$288,900
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	475,000	489,844
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	490,000	501,025
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	285,000	288,563
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	1,792,000	1,769,600
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,190,000	1,151,325
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	330,000	353,513
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025	1,060,000	1,097,100
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	2,650,000	2,524,125
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	1,940,000	2,041,850
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	1,020,000	1,053,150
		68,363,871
Broadcasting (2.7%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	1,535,000	1,623,263
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	2,255,000	2,387,481
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	935,000	878,900
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	1,940,000	2,066,100
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021	1,700,000	1,606,500
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	2,725,000	2,677,313
LIN Television Corp. company guaranty sr. unsec. notes 6 3/8s, 2021	565,000	583,363
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	755,000	773,875
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	1,515,000	1,598,325
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	275,000	290,125
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	1,440,000	1,454,400
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	1,170,000	1,216,800
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	1,370,000	1,426,513
Univision Communications, Inc. 144A company guaranty sr. notes 5 1/8s, 2025	380,000	377,910
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	638,000	680,268
		19,641,136

20     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Building materials (0.7%)
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021		$715,000	$757,006
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024		1,905,000	1,920,469
Masonite International Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023		575,000	595,125
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		1,350,000	1,463,063
Owens Corning company guaranty sr. unsec. notes 9s, 2019		384,000	462,048
			5,197,711
Cable television (3.6%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s, 2023 (Luxembourg)		605,000	625,419
Altice Financing SA 144A company guaranty sr. notes 7 7/8s, 2019 (Luxembourg)		690,000	732,263
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes 7 5/8s, 2025 (Luxembourg)		655,000	671,375
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		1,190,000	1,319,413
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		470,000	517,000
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		525,000	575,531
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021		1,250,000	1,314,063
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022		235,000	239,994
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		2,115,000	2,125,575
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022		750,000	797,813
Cogeco Cable, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2020 (Canada)		750,000	768,975
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		415,000	451,313
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		1,295,000	1,267,481
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		490,000	553,700
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		1,405,000	1,408,513
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)		2,350,000	2,379,375
Numericable Group SA 144A sr. notes 6s, 2022 (France)		2,260,000	2,275,549
Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	275,000	316,002
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		$1,370,000	1,421,375
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		1,393,000	1,438,273
Virgin Media Finance PLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (United Kingdom)		540,000	571,050
Virgin Media Secured Finance PLC 144A sr. notes 5 3/8s, 2021 (United Kingdom)		666,000	697,635
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		3,340,000	3,565,450
			26,033,137
Capital goods (7.6%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		3,688,000	3,886,230
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019		2,255,000	2,570,700

High Yield Advantage Fund     21

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Capital goods cont.
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	$575,000	$608,063
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	1,190,000	1,201,900
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	1,094,000	1,110,410
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	1,325,000	1,321,688
Berry Plastics Corp. company guaranty unsub. notes 5 1/8s, 2023	565,000	562,175
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	630,000	650,475
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	1,400,000	1,338,750
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	2,050,000	2,255,000
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	355,000	350,563
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	780,000	897,000
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	1,585,000	1,664,250
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	3,115,000	2,865,800
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021	785,000	816,400
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	1,690,000	1,711,125
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	2,158,000	2,998,763
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	3,080,000	3,326,400
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	1,965,000	1,832,363
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	1,275,000	1,313,250
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	1,573,000	1,675,733
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	1,570,000	1,636,725
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	715,000	740,025
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	1,405,000	1,415,538
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	2,701,000	2,842,803
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	562,000	596,423
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	710,000	748,163
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡	1,375,000	1,428,488
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 3/4s, 2022 (Netherlands) ‡‡	400,000	437,500
Tenneco, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2024	1,987,000	2,066,480

22     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Capital goods cont.
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	$468,000	$490,230
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	1,580,000	1,607,650
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	1,305,000	1,412,663
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	550,000	561,000
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	1,070,000	1,070,000
ZF North America Capital, Inc. 144A company guaranty sr. unsec. unsub. notes 4 3/4s, 2025	1,845,000	1,845,000
ZF North America Capital, Inc. 144A company guaranty sr. unsec. unsub. notes 4 1/2s, 2022	1,130,000	1,149,775
		55,005,501
Coal (0.2%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	1,275,000	172,125
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	1,035,000	965,138
		1,137,263
Commercial and consumer services (1.0%)
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)	2,065,000	2,037,329
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	2,650,000	2,689,750
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	997,000	1,056,820
Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	1,220,000	1,241,350
		7,025,249
Consumer (0.5%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	1,030,000	1,057,038
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	90,000	96,300
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	110,000	117,425
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	500,000	526,250
Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	805,000	829,150
Spectrum Brands, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2024	670,000	711,875
		3,338,038
Consumer staples (5.5%)
Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024	1,020,000	1,063,350
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	2,149,000	2,307,489
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	665,000	666,663
BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 4 5/8s, 2022 (Canada)	575,000	575,719
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	1,900,000	1,970,300

High Yield Advantage Fund     23

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Consumer staples cont.
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	$1,875,000	$1,935,938
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022	785,000	796,775
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	4,055,000	4,293,231
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	470,000	473,525
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	1,430,000	1,612,325
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	160,000	165,800
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	125,000	127,969
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	2,360,000	2,354,100
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	380,000	385,700
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	1,100,000	1,141,250
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	2,520,000	2,126,250
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s, 2023 (Brazil)	1,275,000	1,313,250
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	540,000	575,910
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	1,200,000	1,267,800
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	480,000	507,120
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	505,000	525,831
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	2,565,000	2,760,581
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	670,000	680,050
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	1,385,000	1,405,775
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	2,165,000	2,170,413
Rite Aid Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2023	1,460,000	1,518,400
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	540,000	591,300
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	450,000	457,313
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 1/2s, 2025	1,025,000	1,023,719
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	740,000	773,300
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	1,395,000	1,408,950
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	675,000	729,000
		39,705,096

24     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Energy (oil field) (1.2%)
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		$770,000	$719,950
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022		1,745,000	1,710,100
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2021		255,000	249,263
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022		700,000	745,500
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023		170,000	182,538
FTS International, Inc. 144A company guaranty sr. FRN 7.808s, 2020		620,000	619,730
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021		1,615,000	1,045,713
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)		2,505,000	1,809,863
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)		1,035,000	724,500
Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada)	CAD	420,000	310,711
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		$455,000	327,737
			8,445,605
Energy (other) (0.2%)
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)		1,476,000	1,250,910
			1,250,910
Entertainment (1.8%)
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020		745,000	814,434
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022		895,000	933,038
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 3/8s, 2024		430,000	448,275
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		400,000	418,000
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022		835,000	851,700
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023		950,000	953,515
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021		140,000	150,150
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		1,715,000	1,775,025
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		640,000	662,400
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025		980,000	977,550
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		1,255,000	1,270,688
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022		705,000	724,388
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021		2,920,000	3,014,900
			12,994,063

High Yield Advantage Fund     25

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Financials (10.2%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020	$1,535,000	$1,577,213
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	2,390,000	2,407,925
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	2,905,000	3,573,150
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	795,000	940,088
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	1,765,000	2,069,463
American International Group, Inc. jr. sub. FRB 8.175s, 2058	1,265,000	1,721,981
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s, perpetual maturity (Spain)	800,000	868,000
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s, perpetual maturity	635,000	671,513
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	725,000	775,750
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	475,000	489,250
CIT Group, Inc. sr. unsec. notes 5s, 2023	975,000	996,938
CIT Group, Inc. sr. unsec. notes 5s, 2022	845,000	868,238
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	1,560,000	1,655,550
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	690,000	742,578
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	918,000	969,638
Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	95,000	94,881
CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	1,645,000	1,258,425
CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	725,000	752,188
CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	765,000	790,781
CNO Financial Group, Inc. 144A company guaranty sr. notes 6 3/8s, 2020	870,000	924,375
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	760,000	907,850
Communications Sales & Leasing, Inc. 144A company guaranty sr. unsec. notes 8 1/4s, 2023 R	435,000	443,700
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	1,005,000	492,450
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021	1,030,000	1,042,875
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2023	625,000	648,438
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s, perpetual maturity (Switzerland)	465,000	495,225
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s, perpetual maturity (Switzerland)	220,000	215,875
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	1,450,000	1,116,500
Dresdner Funding Trust I 144A bonds 8.151s, 2031	2,650,000	3,339,000
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	1,085,000	1,133,825
E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	1,265,000	1,271,325

26     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Financials cont.
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB 6.15s, 2066		$710,000	$445,525
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡		315,000	313,425
HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		1,995,000	2,059,838
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020		1,750,000	1,881,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022		1,545,000	1,620,319
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		1,025,000	1,096,750
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037		875,000	1,060,938
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13s, perpetual maturity (United Kingdom)	GBP	925,000	2,491,770
Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual maturity (United Kingdom)		$450,000	478,688
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R		640,000	685,600
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		645,000	694,988
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020		945,000	959,175
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		1,620,000	1,557,225
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		1,465,000	1,574,875
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019		880,000	825,000
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019		1,385,000	1,482,809
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021		905,000	970,613
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		393,000	424,440
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		2,160,000	2,165,400
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021		1,564,000	1,509,260
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U, 7.64s, perpetual maturity (United Kingdom)		1,700,000	1,855,125
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648s, perpetual maturity (United Kingdom)		3,240,000	4,106,700
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)		1,010,000	1,098,405
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		665,000	670,839
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		1,140,000	1,271,100
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		450,000	462,375
Stearns Holdings, Inc. 144A company guaranty sr. notes 9 3/8s, 2020		1,223,000	1,223,000
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018		1,170,000	994,500

High Yield Advantage Fund     27

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Financials cont.
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		$2,315,000	$2,361,300
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021		1,235,000	1,133,113
			74,729,333
Gaming and lottery (2.7%)
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes 6 7/8s, 2023		805,000	819,088
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019		1,000,000	1,085,000
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,015,000	1,705,361
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		$655,000	677,925
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		900,000	978,750
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		2,893,496	3,088,807
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021		2,255,000	2,291,644
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019		847,000	889,350
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018		2,890,000	3,108,556
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018		510,000	476,850
Scientific Games International, Inc. company guaranty sr. unsec. notes 10s, 2022		2,955,000	2,858,963
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020		470,000	359,550
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022		1,365,000	1,423,013
			19,762,857
Health care (8.6%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		1,675,000	1,733,625
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 5 1/8s, 2022		860,000	860,000
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		1,610,000	1,646,225
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		1,125,000	1,181,250
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		580,000	601,750
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		380,000	390,925
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		365,000	389,641
Concordia Healthcare Corp. 144A company guaranty sr. unsec. notes 7s, 2023 (Canada)		1,710,000	1,720,688
ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s, 2019 (Luxembourg) ‡‡		427,000	421,663
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	610,000	695,087
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)		$1,078,000	1,137,290
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		2,195,000	1,928,856

28     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)*cont.	Principal amount	Value
Health care cont.
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024	$930,000	$939,881
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. sub. notes 5s, 2025	1,140,000	1,130,025
DPx Holdings BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	1,812,000	1,895,805
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022	2,299,000	2,336,359
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023	950,000	926,250
Endo Finance, LLC/Endo, Ltd./Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6s, 2025	925,000	936,563
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022	1,680,000	1,768,200
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	400,000	412,000
HCA, Inc. sr. notes 6 1/2s, 2020	2,110,000	2,357,925
HCA, Inc. sr. unsec. notes 7 1/2s, 2022	410,000	479,700
Horizon Pharma Financing, Inc. 144A sr. unsec. notes 6 5/8s, 2023	460,000	473,225
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	1,415,000	1,479,559
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	840,000	858,900
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019	770,000	826,788
JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s, 2020 (Netherlands) ‡‡	1,025,000	1,041,656
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	2,000,000	2,150,000
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2025 (Luxembourg)	1,165,000	1,173,738
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	975,000	1,022,531
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	1,095,000	1,143,667
Omnicare, Inc. sr. unsec. notes 5s, 2024	280,000	309,400
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	550,000	598,125
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	1,746,000	1,868,220
Quintiles Transnational Corp. 144A company guaranty sr. unsec. notes 4 7/8s, 2023	645,000	654,675
Service Corporation International sr. unsec. notes 7s, 2017	205,000	223,194
Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016	2,005,000	2,085,200
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	1,530,000	1,621,800
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	1,940,000	2,066,100
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes 6 1/2s, 2023	905,000	911,788
Teleflex, Inc. company guaranty sr. unsec. notes 5 1/4s, 2024	505,000	515,100

High Yield Advantage Fund     29

CORPORATE BONDS AND NOTES (89.5%)*cont.	Principal amount	Value
Health care cont.
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	$980,000	$1,013,692
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	825,000	816,750
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	1,240,000	1,215,200
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	985,000	1,071,188
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	2,115,000	2,263,050
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	340,000	345,950
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	1,030,000	1,104,675
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	250,000	261,563
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	280,000	297,850
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	135,000	140,063
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	640,000	651,200
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 1/8s, 2025	1,225,000	1,275,531
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 5 7/8s, 2023	1,370,000	1,419,663
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 5 3/8s, 2020	1,305,000	1,357,200
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	2,755,000	2,897,916
		63,044,865
Homebuilding (2.3%)
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	1,555,000	1,597,763
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	1,150,000	1,161,845
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	1,805,000	1,895,250
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	1,525,000	1,511,656
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	1,290,000	1,322,250
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	1,415,000	1,471,600
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	1,660,000	1,610,200
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	1,140,000	1,322,400
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 6s, 2035	215,000	212,850
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	815,000	867,975
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	585,000	608,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	710,000	695,800

30     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.		Principal amount	Value
Homebuilding cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		$1,110,000	$1,115,550
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024		1,750,000	1,721,563
			17,115,102
Lodging/Tourism (0.7%)
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020		1,650,000	1,788,188
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020		1,330,000	1,369,900
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019		320,000	368,000
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		1,975,000	1,886,125
			5,412,213
Media (0.4%)
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)		2,570,000	2,637,463
			2,637,463
Oil and gas (9.2%)
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022		1,290,000	1,286,775
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023		805,000	826,735
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021		1,650,000	1,670,625
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)		1,120,000	1,080,800
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)		180,000	175,104
California Resources Corp. company guaranty sr. unsec. notes 6s, 2024		2,120,000	1,950,400
California Resources Corp. company guaranty sr. unsec. notes 5s, 2020		1,015,000	966,788
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021		1,715,000	1,389,150
Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	485,000	567,194
Chesapeake Energy Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		$820,000	865,100
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023		665,000	656,688
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022		920,000	876,300
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019		1,085,000	897,159
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022		1,415,000	1,487,519
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		555,000	563,325

High Yield Advantage Fund     31

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Oil and gas cont.
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	$947,000	$961,205
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	825,000	816,750
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	980,000	940,800
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	1,017,000	696,645
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	2,705,000	2,860,538
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2023	840,000	856,800
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	3,669,000	2,577,473
Halcon Resources Corp. 144A company guaranty notes 8 5/8s, 2020	715,000	725,725
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	1,195,000	1,299,563
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	430,000	446,125
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	805,000	782,863
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	2,025,000	1,467,113
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	895,000	718,238
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	4,145,000	3,543,975
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	1,085,000	1,144,675
Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,088,000	1,145,120
Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	805,000	833,175
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	730,000	740,950
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 1/2s, 2021	460,000	463,450
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	2,465,000	2,520,463
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	850,000	348,500
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	2,545,000	1,056,175
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	795,000	793,013
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	810,000	797,850
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	815,000	863,982
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023	165,000	167,888
Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	1,445,000	1,520,863
Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	900,000	914,625

32     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Oil and gas cont.
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	$2,300,000	$2,455,250
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	690,000	726,225
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	2,795,000	230,588
SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s, 2020	1,590,000	1,577,081
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s, 2023 (Canada)	780,000	788,190
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	850,000	910,818
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	910,000	582,400
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	1,585,000	1,410,650
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	540,000	564,300
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	280,000	291,200
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	680,000	574,600
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	1,670,000	1,628,250
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	2,865,000	2,915,138
Williams Cos., Inc. (The) notes 7 3/4s, 2031	968,000	1,152,409
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	335,000	409,822
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	1,380,000	1,485,225
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	1,540,000	1,566,950
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	855,000	861,413
		67,394,713
Publishing (0.3%)
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	925,000	966,625
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	515,000	538,819
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	1,030,000	1,037,725
		2,543,169
Regional Bells (—%)
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	180,000	173,363
		173,363
Retail (2.6%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	455,000	510,674
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	1,491,000	1,485,409
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	1,185,000	959,850
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	510,000	538,050
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020	360,000	377,550
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	810,000	856,575

High Yield Advantage Fund     33

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Retail cont.
JC Penney Corp, Inc. company guaranty sr. unsec. bonds 8 1/8s, 2019	$200,000	$201,500
JC Penney Corp, Inc. company guaranty sr. unsec. notes 5 3/4s, 2018	365,000	360,438
JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes 5.65s, 2020	240,000	216,600
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	1,295,000	1,236,725
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	1,835,000	1,784,538
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	620,000	671,150
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	1,230,000	1,260,750
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	2,185,000	2,359,800
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	910,000	975,975
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	1,770,000	1,876,200
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	1,310,000	1,355,850
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	1,020,000	1,072,275
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	780,000	803,400
		18,903,309
Technology (3.8%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	1,170,000	1,232,888
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	1,965,000	2,082,900
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	1,690,000	1,447,063
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	3,670,000	3,670,000
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021	2,000	2,245
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	1,581,000	1,808,269
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	1,676,000	1,787,035
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	475,000	497,563
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	1,330,000	1,433,075
Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	2,415,000	2,508,944
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	1,620,000	1,717,200
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	1,525,000	1,601,250
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	1,215,000	1,215,000
Plantronics, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	1,430,000	1,451,450
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	2,325,000	2,388,938
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	940,000	981,125
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	412,000	366,680
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	1,525,000	1,654,625
		27,846,250

34     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Telecommunications (5.4%)
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)	$4,345,000	$4,388,450
Altice SA 144A company guaranty sr. unsec. notes 7 5/8s, 2025 (Luxembourg)	760,000	750,500
CommScope Technologies Finance, LLC 144A sr. unsec. notes 6s, 2025	610,000	617,625
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	2,465,000	2,598,726
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	500,000	520,000
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	560,000	580,720
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s, 2023 (Jamaica)	2,185,000	2,165,881
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	909,000	999,900
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	1,170,000	1,187,550
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	1,345,000	1,197,050
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	2,025,000	1,827,563
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022	565,000	577,006
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	1,210,000	1,305,288
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	455,000	487,419
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	1,155,000	1,224,300
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	1,331,000	1,357,620
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	390,000	438,750
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,285,000	1,494,668
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	945,000	992,250
Sprint Capital Corp. company guaranty 6 7/8s, 2028	3,575,000	3,226,438
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	370,000	376,938
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	1,535,000	1,759,494
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	3,520,000	3,579,488
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	2,955,000	2,973,469
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	2,185,000	2,113,988
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)	960,000	1,000,800
		39,741,881
Telephone (1.7%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	455,000	485,713
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	375,000	391,406
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	280,000	298,550
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	695,000	740,175

High Yield Advantage Fund     35

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Telephone cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	$2,055,000	$2,168,025
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	1,300,000	1,356,875
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	1,377,000	1,451,014
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	2,195,000	2,293,775
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	1,140,000	1,183,463
Windstream Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	1,055,000	996,975
Windstream Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	1,185,000	995,400
		12,361,371
Tire and rubber (0.2%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022	1,405,000	1,485,788
		1,485,788
Transportation (0.6%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	1,990,000	1,920,350
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	2,445,000	2,493,900
		4,414,250
Utilities and power (5.0%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	520,000	608,400
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	3,245,000	3,220,663
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	2,177,000	2,446,404
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	660,000	636,900
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	2,850,000	2,867,813
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	1,105,000	1,179,588
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	370,000	396,363
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	1,185,000	1,307,361
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	401,000	421,050
Dynegy, Inc. 144A company guaranty sr. unsec. notes 7 3/8s, 2022	160,000	170,400
Dynegy, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	1,685,000	1,781,888
Dynegy, Inc. 144A company guaranty sr. unsec. unsub. notes 7 5/8s, 2024	1,100,000	1,179,750
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	765,000	947,167
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	404,647	462,310
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	992,000	1,133,360
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	430,000	451,500
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	2,515,000	2,738,206
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	605,000	605,756
GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	740,000	695,600

36     High Yield Advantage Fund

CORPORATE BONDS AND NOTES (89.5%)* cont.	Principal amount	Value
Utilities and power cont.
GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	$1,715,000	$1,650,688
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	740,000	762,200
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	392,350
Kinder Morgan, Inc./DE sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	832,842
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	3,010,000	3,224,463
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	760,000	782,800
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	1,240,000	1,357,800
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,110,000	1,148,850
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	835,000	873,076
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	335,000	336,843
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	1,515,000	1,583,175
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	745,000	478,663
		36,674,229
Total corporate bonds and notes (cost $647,968,999)		$652,723,269

SENIOR LOANS (5.7%)* [c]	Principal amount	Value
Capital goods (0.1%)
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	$835,800	$831,229
		831,229
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	1,425,000	1,458,399
		1,458,399
Consumer cyclicals (3.4%)
American Tire Distributors, Inc. bank term loan FRN 5 1/4s, 2021	500,000	504,584
Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2020	645,000	643,388
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 11s, 2017	3,398,849	3,195,950
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 13s, 2017	691,525	638,076
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	2,535,838	2,269,575
CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	1,877,500	1,864,592
Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	460,000	463,950
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,399,035	1,145,751
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.934s, 2019	1,534,000	1,435,112
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	2,504,918	2,496,151
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	740,000	742,775
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	2,045,839	2,047,330
PetSmart, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	1,800,000	1,805,749

High Yield Advantage Fund     37

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value
Consumer cyclicals cont.
ROC Finance, LLC bank term loan FRN 5s, 2019	$1,944,649	$1,915,479
Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	460,000	450,800
Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	930,000	915,275
Univision Communications, Inc. bank term loan FRN 4s, 2020	1,100,196	1,097,838
Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	904,859	889,024
		24,521,399
Consumer staples (0.4%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	1,410,750	1,395,467
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	990,000	902,550
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	815,000	817,802
		3,115,819
Energy (0.5%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,380,000	1,136,200
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	597,800	422,196
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,180,000	1,547,800
Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	648,914	619,307
		3,725,503
Financials (—%)
iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	269,354	275,078
		275,078
Health care (0.4%)
Concordia Healthcare Corp. bank term loan FRN Ser. B, 4 3/4s, 2022 (Canada)	475,000	477,375
Par Pharmaceutical Cos., Inc. bank term loan FRN Class B2, 4s, 2019	1,193,577	1,192,552
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Netherlands)	990,013	986,477
		2,656,404
Technology (0.2%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.685s, 2017	332,201	330,464
Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	950,000	935,898
		1,266,362
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B, 4 1/2s, 2022	1,365,000	1,360,126
		1,360,126
Utilities and power (0.3%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.668s, 2017	3,273,299	2,028,627
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.668s, 2017	33,594	20,820
		2,049,447
Total senior loans (cost $44,051,103)		$41,259,766

CONVERTIBLE BONDS AND NOTES (0.4%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$1,563,000	$1,978,172
Jazz Technologies, Inc. company guaranty cv. sr. unsec. bonds 8s, 2018	449,000	741,973
Total convertible bonds and notes (cost $2,138,277)		$2,720,145

38     High Yield Advantage Fund

SHORT-TERM INVESTMENTS (3.5%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.07% L	Shares 25,115,345	$25,115,345
U.S. Treasury Bills 0.02%, August 20, 2015 §	$231,000	230,995
Total short-term investments (cost $25,346,336)		$25,346,340

TOTAL INVESTMENTS
Total investments (cost $719,504,715)	$722,049,520

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $729,638,122.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $6,938,668 to cover certain derivative contracts.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

High Yield Advantage Fund     39

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $10,459,538) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	7/15/15	$186,186	$182,798	$(3,388)
	Euro	Sell	6/17/15	3,188,970	3,263,698	74,728
Barclays Bank PLC
	Canadian Dollar	Sell	7/15/15	625,815	627,909	2,094
Credit Suisse International
	British Pound	Buy	6/17/15	539,462	542,612	(3,150)
	Euro	Buy	6/17/15	322,852	330,404	(7,552)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	7/15/15	293,220	288,252	4,968
	Euro	Buy	6/17/15	394,804	404,113	(9,309)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	7/15/15	1,404,147	1,379,499	(24,648)
	Euro	Buy	6/17/15	891,000	911,693	(20,693)
UBS AG
	British Pound	Sell	6/17/15	2,513,774	2,528,560	14,786
Total						$27,836

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/15 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 24 Index	B+/P	$481,896	$6,875,000	6/20/20	500 bp	$(20,585)
Total		$481,896	$(20,585)
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

40     High Yield Advantage Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Convertible bonds and notes	$—	2,720,145	$—
Corporate bonds and notes	—	652,723,247	22
Senior loans	—	41,259,766	—
Short-term investments	25,115,345	230,995	—
Totals by level	$25,115,345	$696,934,153	$22

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$27,836	$—
Credit default contracts	—	(502,481)	—
Totals by level	$—	$(474,645)	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund     41

Statement of assets and liabilities 5/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $694,389,370)	$696,934,175
Affiliated issuers (identified cost $25,115,345) (Notes 1 and 5))	25,115,345
Cash	21,833
Interest and other receivables	11,025,439
Receivable for shares of the fund sold	1,127,118
Receivable for investments sold	6,429,441
Unrealized appreciation on forward currency contracts (Note 1)	96,576
Prepaid assets	73,043
Total assets	740,822,970
LIABILITIES
Payable for investments purchased	7,939,074
Payable for shares of the fund repurchased	1,815,078
Payable for compensation of Manager (Note 2)	346,730
Payable for custodian fees (Note 2)	9,868
Payable for investor servicing fees (Note 2)	196,271
Payable for Trustee compensation and expenses (Note 2)	312,587
Payable for administrative services (Note 2)	2,687
Payable for distribution fees (Note 2)	302,990
Payable for variation margin (Note 1)	1,578
Unrealized depreciation on forward currency contracts (Note 1)	68,740
Other accrued expenses	189,245
Total liabilities	11,184,848
Net assets	$729,638,122

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$782,771,588
Undistributed net investment income (Note 1)	4,264,774
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(59,949,931)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,551,691
Total — Representing net assets applicable to capital shares outstanding	$729,638,122
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

42     High Yield Advantage Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($486,148,222 divided by 79,537,617 shares)	$6.11
	Offering price per class A share (100/96.00 of $6.11)*	$6.36
	Net asset value and offering price per class B share ($16,399,632 divided by 2,745,697 shares)**	$5.97
	Net asset value and offering price per class C share ($20,434,504 divided by 3,432,767 shares)**	$5.95
	Net asset value and redemption price per class M share ($99,732,127 divided by 16,351,686 shares)	$6.10
	Offering price per class M share (100/96.75 of $6.10)†	$6.30
	Net asset value, offering price and redemption price per class R share ($29,139,650 divided by 4,778,299 shares)	$6.10
	Net asset value, offering price and redemption price per class Y share ($77,783,987 divided by 12,202,737 shares)	$6.37
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund     43

Statement of operations Six months ended 5/31/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $7,169 from investments in affiliated issuers) (Note 5)	$23,991,354
Total investment income	23,991,354
EXPENSES
Compensation of Manager (Note 2)	2,076,990
Investor servicing fees (Note 2)	594,774
Custodian fees (Note 2)	16,765
Trustee compensation and expenses (Note 2)	15,607
Distribution fees (Note 2)	1,135,498
Administrative services (Note 2)	11,705
Other	215,693
Total expenses	4,067,032
Expense reduction (Note 2)	(592)
Net expenses	4,066,440
Net investment income	19,924,914

Net realized loss on investments (Notes 1 and 3)	(41,630)
Net realized gain on foreign currency transactions (Note 1)	914,442
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(448,960)
Net unrealized depreciation of investments and swap contracts during the period	(4,232,096)
Net loss on investments	(3,808,244)
Net increase in net assets resulting from operations	$16,116,670

The accompanying notes are an integral part of these financial statements.

44     High Yield Advantage Fund

	Statement of changes in net assets
	DECREASE IN NET ASSETS	Six months ended 5/31/15*	Year ended 11/30/14
	Operations:
	Net investment income	$19,924,914	$51,124,820
	Net realized gain on investments and foreign currency transactions	872,812	14,903,684
	Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(4,681,056)	(28,073,729)
	Net increase in net assets resulting from operations	16,116,670	37,954,775
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(13,031,438)	(28,598,028)
	Class B	(391,576)	(782,318)
	Class C	(528,768)	(1,256,380)
	Class M	(2,707,878)	(6,523,775)
	Class R	(735,565)	(1,410,153)
	Class Y	(2,386,280)	(10,441,420)
	Decrease from capital share transactions (Note 4)	(172,684,981)	(86,847,468)
	Total decrease in net assets	(176,349,816)	(97,904,767)
	NET ASSETS
	Beginning of period	905,987,938	1,003,892,705
	End of period (including undistributed net investment income of $4,264,774 and $4,121,365, respectively)	$729,638,122	$905,987,938
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund     45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
May 31, 2015**	$6.11	.16	—	.16	(.16)	(.16)	—	—	$6.11	2.71*	$486,148	.52*	2.69*	16*
November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	—	—	6.11	3.79	529,990	1.03	5.34	43
November 30, 2013	6.12	.36	.11	.47	(.39)	(.39)	—[d]	—	6.20	7.84	565,904	1.04	5.85	49
November 30, 2012	5.62	.40	.50	.90	(.40)	(.40)	—[d]	—	6.12	16.55	652,557	1.04	6.74	40
November 30, 2011	5.90	.43	(.27)	.16	(.44)	(.44)	—[d]	—[e]	5.62	2.58	510,880	1.04	7.25	57
November 30, 2010	5.56	.44	.32	.76	(.42)	(.42)	—[d]	—	5.90	14.10	535,054	1.05[f]	7.66[f]	71
Class B
May 31, 2015**	$5.98	.14	(.01)	.13	(.14)	(.14)	—	—	$5.97	2.24*	$16,400	.89*	2.32*	16*
November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	—	—	5.98	3.23	16,893	1.78	4.59	43
November 30, 2013	5.99	.31	.10	.41	(.34)	(.34)	—[d]	—	6.06	6.98	17,154	1.79	5.07	49
November 30, 2012	5.52	.35	.48	.83	(.36)	(.36)	—[d]	—	5.99	15.48	15,257	1.79	5.94	40
November 30, 2011	5.80	.38	(.27)	.11	(.39)	(.39)	—[d]	—[e]	5.52	1.84	8,076	1.79	6.50	57
November 30, 2010	5.47	.39	.32	.71	(.38)	(.38)	—[d]	—	5.80	13.28	7,520	1.80[f]	6.93[f]	71
Class C
May 31, 2015**	$5.96	.14	(.01)	.13	(.14)	(.14)	—	—	$5.95	2.23*	$20,435	.89*	2.33*	16*
November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	—	—	5.96	3.24	25,229	1.78	4.59	43
November 30, 2013	5.97	.31	.10	.41	(.34)	(.34)	—[d]	—	6.04	7.01	28,949	1.79	5.08	49
November 30, 2012	5.50	.35	.48	.83	(.36)	(.36)	—[d]	—	5.97	15.52	29,271	1.79	5.95	40
November 30, 2011	5.78	.37	(.25)	.12	(.40)	(.40)	—[d]	—[e]	5.50	1.90	15,915	1.79	6.49	57
November 30, 2010	5.46	.39	.31	.70	(.38)	(.38)	—[d]	—	5.78	13.13	9,464	1.80[f]	6.92[f]	71
Class M
May 31, 2015**	$6.10	.16	—	.16	(.16)	(.16)	—	—	$6.10	2.62*	$99,732	.64*	2.57*	16*
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	—	6.10	3.59	112,526	1.28	5.10	43
November 30, 2013	6.11	.34	.12	.46	(.38)	(.38)	—[d]	—	6.19	7.64	134,948	1.29	5.58	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	—	6.11	16.13	123,203	1.29	6.51	40
November 30, 2011	5.90	.42	(.27)	.15	(.43)	(.43)	—[d]	—[e]	5.62	2.37	130,758	1.29	7.00	57
November 30, 2010	5.57	.43	.31	.74	(.41)	(.41)	—[d]	—	5.90	13.65	164,632	1.30[f]	7.42[f]	71
Class R
May 31, 2015**	$6.10	.16	—	.16	(.16)	(.16)	—	—	$6.10	2.62*	$29,140	.64*	2.57*	16*
November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	—	6.10	3.59	28,807	1.28	5.08	43
November 30, 2013	6.11	.35	.11	.46	(.38)	(.38)	—[d]	—	6.19	7.64	24,687	1.29	5.59	49
November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	—	6.11	16.13	26,120	1.29	6.46	40
November 30, 2011	5.90	.41	(.26)	.15	(.43)	(.43)	—[d]	—[e]	5.62	2.37	16,209	1.29	6.98	57
November 30, 2010	5.56	.43	.32	.75	(.41)	(.41)	—[d]	—	5.90	13.86	11,085	1.30[f]	7.34[f]	71
Class Y
May 31, 2015**	$6.37	.18	(.01)	.17	(.17)	(.17)	—	—	$6.37	2.70*	$77,784	.39*	2.79*	16*
November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	—	—	6.37	4.16	192,542.78		5.61	43
November 30, 2013	6.34	.38	.12	.50	(.40)	(.40)	—[d]	—	6.44	8.10	232,251.79		6.00	49
November 30, 2012	5.81	.43	.52	.95	(.42)	(.42)	—[d]	—	6.34	16.76	119,803.79		6.99	40
November 30, 2011	6.08	.46	(.28)	.18	(.45)	(.45)	—[d]	—[e]	5.81	2.88	113,815.79		7.49	57
November 30, 2010	5.71	.47	.33	.80	(.43)	(.43)	—[d]	—	6.08	14.49	97,130	.80[f]	7.87[f]	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	High Yield Advantage Fund	High Yield Advantage Fund	47

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f  Reflects an involuntary contractual expense limitation in effect during the period.

Percentage of average net assets
November 30, 2010	0.01%

The accompanying notes are an integral part of these financial statements.

48     High Yield Advantage Fund

Notes to financial statements 5/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through May 31, 2015.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for

High Yield Advantage Fund     49

normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon

50     High Yield Advantage Fund

the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline

High Yield Advantage Fund     51

in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $60,384 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2014, the fund had a capital loss carryover of $59,325,817 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$59,325,817	$—	$59,325,817	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $721,001,640, resulting in gross unrealized appreciation and depreciation of $23,016,154 and $21,968,274, respectively, or net unrealized appreciation of $1,047,880.

52     High Yield Advantage Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$388,691
Class B	13,132
Class C	17,844
Class M	83,734
Class R	22,765
Class Y	68,608
Total	$594,774

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $592 under the expense offset arrangements.

High Yield Advantage Fund     53

Each Independent Trustee of the fund receives an annual Trustee fee, of which $424, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$608,316
Class B	82,179
Class C	111,809
Class M	262,000
Class R	71,194
Total	$1,135,498

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,745 and $164 from the sale of class A and class M shares, respectively, and received $4,024 and $150 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $41 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$113,487,009	$268,914,410
U.S. government securities (Long-term)	—	—
Total	$113,487,009	$268,914,410

54     High Yield Advantage Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/15		Year ended 11/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	5,808,256	$35,131,082	18,300,291	$114,009,653
Shares issued in connection with reinvestment of distributions	1,958,454	11,820,548	4,131,890	25,790,153
	7,766,710	46,951,630	22,432,181	139,799,806
Shares repurchased	(14,906,391)	(89,845,542)	(27,099,569)	(168,516,498)
Net decrease	(7,139,681)	$(42,893,912)	(4,667,388)	$(28,716,692)

	Six months ended 5/31/15		Year ended 11/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	225,691	$1,336,992	327,257	$2,002,756
Shares issued in connection with reinvestment of distributions	52,908	312,370	101,124	617,645
	278,599	1,649,362	428,381	2,620,401
Shares repurchased	(358,047)	(2,119,016)	(432,334)	(2,641,510)
Net decrease	(79,448)	$(469,654)	(3,953)	$(21,109)

	Six months ended 5/31/15		Year ended 11/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	356,809	$2,096,359	709,466	$4,337,622
Shares issued in connection with reinvestment of distributions	67,204	395,223	160,458	977,396
	424,013	2,491,582	869,924	5,315,018
Shares repurchased	(1,224,731)	(7,229,842)	(1,425,733)	(8,673,962)
Net decrease	(800,718)	$(4,738,260)	(555,809)	$(3,358,944)

	Six months ended 5/31/15		Year ended 11/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	165,290	$989,498	2,240,042	$13,953,057
Shares issued in connection with reinvestment of distributions	16,859	101,581	38,045	237,156
	182,149	1,091,079	2,278,087	14,190,213
Shares repurchased	(2,267,091)	(13,683,543)	(5,649,389)	(35,255,433)
Net decrease	(2,084,942)	$(12,592,464)	(3,371,302)	$(21,065,220)

	Six months ended 5/31/15		Year ended 11/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	842,978	$5,090,452	2,099,781	$13,096,553
Shares issued in connection with reinvestment of distributions	122,031	735,399	225,514	1,405,351
	965,009	5,825,851	2,325,295	14,501,904
Shares repurchased	(907,205)	(5,470,178)	(1,594,812)	(9,956,933)
Net increase	57,804	$355,673	730,483	$4,544,971

High Yield Advantage Fund     55

	Six months ended 5/31/15		Year ended 11/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,079,175	$13,169,459	14,913,793	$96,672,745
Shares issued in connection with reinvestment of distributions	364,703	2,289,616	1,034,027	6,699,715
	2,443,878	15,459,075	15,947,820	103,372,460
Shares repurchased	(20,476,995)	(127,805,439)	(21,800,762)	(141,602,934)
Net decrease	(18,033,117)	$(112,346,364)	(5,852,942)	$(38,230,474)

At the close of the reporting period, a shareholder of record owned 6.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$40,611,944	$120,493,294	$135,989,893	$7,169	$25,115,345
Totals	$40,611,944	$120,493,294	$135,989,893	$7,169	$25,115,345

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$11,500,000
Centrally cleared credit default contracts (notional)	$2,900,000

56     High Yield Advantage Fund

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$—	Payables, Net assets — Unrealized depreciation	$502,481*
Foreign exchange contracts	Receivables	96,576	Payables	68,740
Total		$96,576		$571,221

*Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$938,398	$938,398
Total	$938,398	$938,398

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Swaps	Total
Credit contracts	$—	$(20,585)	$(20,585)
Foreign exchange contracts	(456,228)	—	(456,228)
Total	$(456,228)	$(20,585)	$(476,813)

High Yield Advantage Fund     57

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Centrally cleared credit default contracts§	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	74,728	2,094	—	—	4,968	—	14,786	96,576
Total Assets	$74,728	$2,094	$—	$—	$4,968	$—	$14,786	$96,576
Liabilities:
Centrally cleared credit default contracts§	—	—	1,578	—	—	—	—	1,578
Forward currency contracts#	3,388	—	—	10,702	9,309	45,341	—	68,740
Total Liabilities	$3,388	$—	$1,578	$10,702	$9,309	$45,341	$—	$70,318
Total Financial and Derivative Net Assets	$71,340	$2,094	$(1,578)	$(10,702)	$(4,341)	$(45,341)	$14,786	$26,258
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—
Net amount	$71,340	$2,094	$(1,578)	$(10,702)	$(4,341)	$(45,341)	$14,786

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

58	High Yield Advantage Fund	High Yield Advantage Fund	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60     High Yield Advantage Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA032
295055 7/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015